                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 6, 2002
                                                        ----------------

                                 HYDRIL COMPANY
                                 ---------------
             (Exact name of registrant as specified in its charter)

    DELAWARE                          000-31579                 95-2777268
---------------                       ---------                 ----------
(State or other jurisdiction of       (Commission              (IRS Employer
incorporation or organization)        File Number)           Identification No.)


          3300 North Sam Houston Parkway East Houston, Texas 77032-3411
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code   (281) 449-2000
                                                   ------------------







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Item 9.      Regulation FD Disclosure.

         Officers of Hydril Company plan to present materials in the form of a slide show presentation and/or printed materials to meetings of analysts, investment banking firms and prospective investors beginning on February 6, 2002. Among the materials presented will be the following financial information:

[Slide 1]
                                         Segments
                                           2001
                                   (Pie chart appears here)
Revenue
        Premium Connections                 58%
        Pressure Control Equipment          42%

Operating Income
        Premium Connections                 60%
        Pressure Control Equipment          40%


[Slide 2]
                                         Global Reach
                                            2001
                                   (Pie chart appears here)

Geographic Revenue
        Domestic                            43%
        International                       57%


[Slide 3]
                                      Premium Connections

     o   Invented premium connections

     o   31 U.S. patents

     o   End users: E&P operators

     o   Early / middle cycle

     o   Proprietary designs

     o   Quality reputation

     o   Largest integral market share and threading capacity

[Slide 4]
                         Deep Formation Rig Count - U.S.
                              (Graph appears here)

    YEAR        QUARTER    RIGS > 15,000 FT.  RIGS > 20,000 FT.      U.S. INDEXED REVENUE
----------------------------------------------------------------------------------------------
                 Q1 94             73                  5                     1.00
                 Q2 94             67                  5                     1.05
    1994         Q3 94             64                  6                     1.14
                 Q4 94             81                  6                     1.20
                 Q1 95             78                  7                     1.23
                 Q2 95             68                  6                     1.35
    1995         Q3 95             92                  8                     1.42
                 Q4 95             81                  8                     1.27
                 Q1 96             84                  6                     1.56
                 Q2 96             93                  8                     1.67
    1996         Q3 96            111                 10                     1.78
                 Q4 96            131                 12                     1.95
                 Q1 97            139                 10                     2.15
                 Q2 97            134                 11                     2.38
    1997         Q3 97            140                 15                     2.54
                 Q4 97            139                 15                     2.74
                 Q1 98            140                 10                     2.69
                 Q2 98            138                  7                     2.87
    1998         Q3 98             99                 10                     2.25
                 Q4 98             99                 13                     1.59
                 Q1 99             95                 12                     1.49
                 Q2 99             77                  9                     1.49
    1999         Q3 99             88                 12                     1.94
                 Q4 99            106                 10                     2.25
                 Q1 00            103                 12                     2.62
                 Q2 00            109                 11                     2.73
    2000         Q3 00            134                 16                     3.36
                 Q4 00            139                 19                     3.19
                 Q1 01            151                 22                     3.22
                 Q2 01            173                 25                     3.59
    2001         Q3 01            172                 28                     3.91
                 Q4 01            149                 31                     3.58

         Source: Smith International


[Slide 5]
                                 New Technology

     o   Premium connections for expandable tubulars

     o   Multiplex blowout preventer control system

                  -Technical superiority - 9 of last 12 orders

                  -Water depth record - Transocean Discoverer Spirit

     o   Dual gradient drilling / Subsea Mudlift Drilling Company

                  -Technical leader of $46 million joint industry project

                  -Drilled world's first dual gradient well

                  -Commercial development team in place



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[Slide 6]
                            Delivering on Commitments

                                                                     On Target
     o   Expand North American premium connection capacity              X

     o   Upgrade pressure control infrastructure                        X

     o   Development and commercialization of new products              X


[Slide 7]
                            Premium Connection Trends

     o   International orders are increasing

     o   Expanded N. American capacity - well positioned for upturn

     o   Pricing discipline

     o   New technology

                  -Premium connections for expandable tubulars

                  -Large diameter connections for marine applications


[Slide 8]
                             Pressure Control Trends

     o    Capturing larger market share of capital equipment orders

     o    Increasing capacity with new machine tools

     o Increasing base of installed capital equipment drives spare parts revenues

     o    Pricing discipline

     o    New technology

                  -Subsea Mudlift Drilling Company

                  -New generation of surface MUX controls

                  -New line of medium size, high pressure BOPs


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                       HYDRIL COMPANY


 Date:  February 6, 2002               By: /s/ MICHAEL C. KEARNEY
                                          ------------------------
                                             Michael C. Kearney
                                  Chief Financial Officer and Vice President-
                                   Administration (Authorized officer and
                                  principal accounting and financial officer)